Exhibit 99.7

UNITED RESTAURANT MANAGEMENT, Inc.

Pro Forma Condensed

Combined Financial Statements

March 31, 2009 (unaudited)

UNITED RESTAURANT MANAGEMENT, Inc.

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of our acquisition of Federal Logistics Inc. and Optimized Transportation Software, Inc. (the “Exchange Transaction”) on our historical financial position and our results of operations. We have derived our historical financial data for the three months ended March 31, 2009 from our unaudited condensed interim financial statements for the three months ended March 31, 2009 previously filed in our report with the Securities and Exchange Commission. We have derived the historical financial position of Federal Logistics Inc. and Optimized Transportation Software, Inc for the period from July 1, 2008 to March 31, 2009. Federal Logistics Inc. audited financial statements for the period from February 28, 2008 (date of inception) to June 30, 2008 are included elsewhere in this Form 8K. Optimized Transportation Software, Inc audited financial statements for the period from October 30, 2007 (date of inception) to June 30, 2008 are also included elsewhere in this Form 8K.

The unaudited pro forma condensed combined statement of operations for the nine months ended August 31, 2008 assumes that the Exchange Transaction and Financing were consummated on November 1, 2007. The unaudited pro forma condensed combined balance sheet as of August 31, 2008 assumes the Exchange Transaction was consummated on that date. The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Exchange Transaction occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the Exchange Transaction.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of us, Federal Logistics Inc. and Optimized Transportation Software, Inc

UNITED RESTAURANT MANAGEMENT, Inc.

Pro forma condensed combined balance sheet

March 31, 2009

(unaudited)

		Federal		Pro Forma		Pro Forma
	UREM	Logistics	OTSI	Adjustments		Combined
Assets
Current assets
Cash	$9	$89,072	$-	$-		$89,081
Accounts receivable	-	2,832,477	85,430	-		2,917,907
Advances	-	382,433	-	(243,612)	2	138,821
Surety bond	-	10,445	-	-		10,445
Total current assets	9	3,314,427	85,430	(243,612)		3,156,254

Equipment	-	10,586	145,876	-		156,462

Total assets	$9	$3,325,013	$231,306	$(243,612)		$3,312,716

Liabilities and stockholders' equity (deficit)

Liabilities
Current liabilities
Accounts payable	$18,175	$5,963	$13,133	$-		$37,271
Accrued expenses	-	2,631,619	-	-		2,631,619
Line of credit	-	359,337	-	-		359,337
Other current liabilities	15,860	251,915	243,612	(243,612)	2	267,775
Stockholder's note payable	-	40,000				40,000
Total current liabilities	34,035	3,288,834	256,745	(243,612)		3,336,002

Total liabilities	34,035	3,288,834	256,745	(243,612)		3,336,002

Stockholders' equity (deficit)
Preferred stock	-	-	-	1,200		1,200
Common stock	6,165	100	100	1,635		8,000
Additional paid-in capital	2,136,897	-	-	(2,179,923)		(43,026)
Retained earnings (Accumulated deficit)	(2,177,088)	36,079	(25,539)	2,177,088		10,540
Total stockholders' equity (deficit)	(34,026)	36,179	(25,439)	-		(23,286)

Total liabilities and stockholders' equity (deficit)	$9	$3,325,013	$231,306	$(243,612)		$3,312,716

See accompanying notes to these financial statements

UNITED RESTAURANT MANAGEMENT, Inc.

Pro forma condensed combined statement of income

For the nine months ended March 31, 2009

(unaudited)

		Federal			Pro Forma	Pro Forma
	UREM	Logistics	OTSI		Adjustments	Combined
	three months
	ended
Revenues	$-	$6,403,761	$236,413	$		$6,640,174

Costs of operations	-	5,985,824	132,648		-	6,118,472

Gross profit	-	417,937	103,765		-	521,702

General and administrative expenses	16,423	290,621	206,830		-	513,874

Operating income (loss)	(16,423)	127,316	(103,065)		-	7,828

Interest expense	138	24,558	-		-	24,696

Net Income (loss)	$(16,561)	$102,758	$(103,065)		$-	$(16,868)

Net (loss) per common share basic						$(0.002)

Net (loss) per common share diluted						$(0.001)

Weighted average number of common shares outstanding, basic						8,000,000

Weighted average number of common shares outstanding, diluted						15,000,000

See accompanying notes to these financial statements

UNITED RESTAURANT MANAGEMENT, Inc.

Notes to pro forma condensed combined financial statements

March 31, 2009 (Unaudited)

(Stated in US Dollars)

[1]

The Share Exchange is being accounted for as a stock purchase of Florida Logistics, Inc. and Optimized Transportation Software, Inc. The assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of the Registrant. After the completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of the Registrant, FL & OTSI, the historical operations of FL & OTSI and the operations of the Registrant from the closing date of the Share Exchange. No arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Registrant’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of the Registrant’s common stock pursuant to the Share Exchange, a change in control of the Registrant occurred on the date of consummation of the Share Exchange.

[2]

To eliminate intercompany advances between subsidiaries

[3]

The pro forma statements assume the Exchange Transaction occurred at the beginning of the period presented; weighted average number of shares therefore equals number of shares outstanding at the end of the completion of the transaction.

Previously existing number of shares of UNITED RESTAURANT MANAGEMENT	2,500,000
Exchange Transaction	5,500,000

Weighted average number of common shares	8,000 000

UNITED RESTAURANT MANAGEMENT did not have any dilutive instrument during the nine months ended June 30, 2009, convertible preferred shares will be issued in connection with the Exchange Transaction. Accordingly, the reported diluted loss per share is different.

Federal Logistics, Inc.

Financial Statements

March 31, 2009

FEDERAL LOGISTICS, INC.
Balance Sheet
(Unaudited)

March 31, 2009
Assets
Current assets -
Cash and cash equivalents	$89,072
Accounts receivable	2,832,477
Other receivables	382,433
Total current assets	3,303,982

Fixed assets -
Furniture and equipment, net	10,586
Total fixed assets	10,586

Other Assets
Deposits and other assets	10,445
Total long term assets	10,445
Total assets	$3,325,012

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities -
Accounts payable	$5,962
Accrued expenses	2,631,619
Due to lender	359,337
Notes payable	251,915
Due to shareholder	40,000
Total current liabilities	3,288,833

Total liabilities	3,288,833

Stockholders' equity:
Common stock, no par value, 1000 shares authorized;	100
issued and outstanding: 100 at March 31, 2009
Retained earnings	36,079
Total stockholders’ equity	36,179
Total liabilities and stockholders’ equity	$3,325,012

FEDERAL LOGISTICS, INC.
Statement of Income
for The Nine Months Ended
(unaudited)

March 31,
2009

Revenue	$6,403,761
Cost of transportation	5,985,824
Gross profit	417,937

Selling, general and administrative expenses	290,621
Total operating expenses	290,621

Income from operations	127,316

Other income (expense):
Interest expense	(24,558)
Total other income (expense)	(24,558)

Income before income tax (expense) benefit	102,758

Income tax (expense) benefit	-

Net income	$102,758

FEDERAL LOGISTICS, INC.
Statement of Stockholders’ Equity

(Unaudited)

			Retained	Total
	Common Stock		Earnings	Stockholders
	SHARES	AMOUNT	(Deficit)	Deficit

Balance at June 30, 2008	100	$100	$(66,679)	$(66,579)

Net income for the nine months ended March 31, 2009			102,758	102,758

Balance at March 31, 2009	100	$100	$36,079	$36,179

FEDERAL LOGISTICS, INC.
Statement of Cash Flows
for The Nine Months Ended
(unaudited)

March 31,
2009

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$102,758

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
CHANGE IN ASSETS AND LIABILITIES -
accounts receivable	(2,821,127)
other receivables	(382,083)
accounts payable	(35,404)
other accrued costs	2,594,537

Net cash (used in) operating activities	(541,319)

CASH FLOWS USED FOR INVESTING ACTIVITIES:
purchase of equipment	(10,586)

Net cash used for investing activities	(10,586)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
proceeds from note payable	291,915
net proceeds from credit facility	347,987

Net cash provided by financing activities	639,902

NET INCREASE IN CASH	87,997

CASH, BEGINNING OF THE PERIOD	1,075

CASH, END OF PERIOD	$89,072

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$24,558

Optimized Transportation Software, Inc.

Financial Statements

March 31, 2009

OPTIMIZED TRANSPORTATION SOFTWARE, INC.
Balance Sheet

(Unaudited)

March 31, 2009
Assets
Current assets -
Cash and cash equivalents	$-
Accounts receivable	85,430
Total current assets	85,430

Other Assets
Software	145,876
Total long term assets	145,876
Total assets	$231,306

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities -
Accounts payable	$13,133
Accrued expenses	243,612
Total current liabilities	256,745

Total liabilities	256,745

Stockholders' equity:
Common stock, no par value, 1000 shares authorized;	100
issued and outstanding: 100 at March 31, 2009
Retained earnings	(25,539)
Total stockholders’ equity	(25,439)
Total liabilities and stockholders’ equity	$231,306

OPTIMIZED TRANSPORTATION SOFTWARE, INC.
Statement of Income
for The Nine Months Ended
(unaudited)

March 31,
2009

Revenue	$236,413
Cost of services	132,648
Gross profit	103,765

Selling, general and administrative expenses	206,830
Total operating expenses	206,830

Loss from operations	(103,065)

Net loss	$(103,065)

OPTIMIZED TRANSPORTATION SOFTWARE, INC.
Statement of Stockholders’ Equity

(Unaudited)

			Retained	Total
	Common Stock		Earnings	Stockholders
	SHARES	AMOUNT	(Deficit)	Deficit

Balance at June 30, 2008	100	$100	$77,526	$77,626

Net income for the nine months ended March 31, 2009			(103,065)	(103,065)

Balance at March 31, 2009	100	$100	$(25,539)	$(25,439)

OPTIMIZED TRANSPORTATION SOFTWARE, INC.
Statement of Cash Flows
for The Nine Months Ended
(unaudited)

March 31,
2009

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$(103,065)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
CHANGE IN ASSETS AND LIABILITIES -
accounts receivable	(52,355)
other receivables	73,795
accounts payable	4,539
other accrued costs	219,490

Net cash provided by operating activities	142,404

CASH FLOWS USED FOR INVESTING ACTIVITIES:
software development	(145,876)

Net cash used for investing activities	(145,876)

NET DECREASE IN CASH	(3,472)

CASH, BEGINNING OF THE PERIOD	3,472

CASH, END OF PERIOD	$(0)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$-